Filed Pursuant to Rule 497(a)
File No. 333-280501
Rule 482ad

New Mountain Finance Corporation Prices Public Offering
of $300 Million 6.200% Notes Due 2027
NEW YORK, NY, September 23, 2024 – New Mountain Finance Corporation (the “Company,” “we,” “us” or “our”) (Nasdaq: NMFC) today announced that it has priced an underwritten public offering of $300 million in aggregate principal amount of 6.200% unsecured notes due 2027 (the “Notes”).
The Notes will mature on October 15, 2027, and may be redeemed in whole or in part at the Company’s option at any time prior to October 15, 2027, at par plus a “make-whole” premium plus accrued interest. The Notes will bear interest at a rate of 6.200% per year payable semi-annually on April 15 and October 15 of each year, beginning April 15, 2025.
The offering is expected to close on September 26, 2024, subject to the satisfaction of customary closing conditions.
SMBC Nikko Securities America, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, CIBC World Markets Corp., Citizens JMP Securities, LLC and R. Seelaus & Co., LLC are serving as the joint book-running managers for this offering. Keefe, Bruyette & Woods, A Stifel Company and U.S. Bancorp Investments, Inc. are acting as the joint lead managers for this offering. B. Riley Securities, Inc., First Citizens Capital Securities, LLC and Raymond James & Associates, Inc. are acting as co-managers for this offering. The Company intends to use the net proceeds from this offering to repay existing indebtedness outstanding under the Company’s senior secured revolving credit facilities, namely the Holdings Credit Facility, the NMFC Credit Facility, and the DB Credit Facility.
Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 23, 2024, and the accompanying prospectus dated June 26, 2024, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-280501) relating to the Notes was filed and has been declared effective by the SEC.
This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from of any of the following investment banks by calling: SMBC Nikko Securities America, Inc. at 1-212-224-5135, Deutsche Bank Securities Inc. at 1-800-503-4611, Goldman Sachs & Co. LLC at 1-866-471-2526, or Wells Fargo Securities, LLC at 1-800-645-3751.

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. middle market companies backed by top private equity sponsors. Our portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $55 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $55 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the SEC. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to, changes in the economy, financial and lending markets, and the geopolitical environment; changes in the markets in which we invest; changes in the interest rate environment and its impact on our business and portfolio companies; the impact of elevated levels of inflation and its impact on our portfolio companies and the industries in which we invest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.
Any forward-looking statement speaks only as of the date on which it is made. New Mountain Finance Corporation undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.
Contact
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505